UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2021

BCLS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39646	98-1554961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

(617) 516-2000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	BLSA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Historically, a portion of the Class A ordinary shares of BCLS Acquisition Corp. (the “Company”) subject to possible redemption was classified as permanent equity on the basis that the Company will not redeem its Class A ordinary shares in an amount that would cause its net tangible assets to be less than $5,000,001, as required by its amended and restated memorandum and articles of association. Previously, the Company did not consider redeemable stock classified as temporary equity as part of net tangible assets. Pursuant to the Company’s re-evaluation of the application of ASC 480-10-S99-3A to its accounting classification of Class A ordinary shares, the Company’s management has determined that all of the Class A ordinary shares subject to possible redemption should be reclassified as temporary equity.

As a result, the Company’s management has corrected the error by reclassifying all Class A ordinary shares subject to possible redemption as temporary equity. On November 12, 2021, the Company filed its Form 10-Q for the quarterly period ending September 30, 2021 (the “Q3 Form 10-Q”), which included a Note 2, Revision to Previously Reported Financial Statements (“Note 2”) that describes a revision to the Company’s classification of its Class A ordinary shares subject to possible redemption sold in the Company’s initial public offering (“Initial Public Offering”) on October 26, 2020. The reclassification resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares. In connection with the change in presentation for the Class A ordinary shares subject to possible redemption, the Company determined that it should revise its earnings per share calculation to allocate income and losses shared pro rata between the two classes of shares. This presentation contemplates a business combination as the most likely outcome, in which case both classes of shares share pro rata in the income and losses of the Company. The Company determined the changes were not qualitatively material to the Company’s previously issued financial statements and did not restate its financial statements. Instead, the Company revised its previously filed financial statements in Note 2 to its Q3 Form 10-Q.

However, although the qualitative factors that management assessed tended to support a conclusion that the misstatements were not material, subsequently management determined that the qualitative and quantitative factors support a conclusion that the misstatements are material on a quantitative basis. Management thus concluded that the misstatement was of such magnitude that it is probable that the judgment of a reasonable person relying upon the financial statements would have been influenced by the inclusion or correction of the foregoing items. As such, upon further consideration of the change, the Company determined the change in classification of the Class A ordinary shares subject to possible redemption and change to its presentation of earnings per share is material quantitatively and it should restate its previously issued financial statements.

Therefore, on December 8, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) audited balance sheet as of October 26, 2020 (the “Post IPO Balance Sheet”), as filed with the SEC on October 30, 2020, (ii) audited financial statements included in the Annual Report on Form 10-K of the Company for the period ended December 31, 2020, as filed with the SEC on March 19, 2021 (the “Form 10-K”); (iii) unaudited condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 14, 2021; and (v) unaudited condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 12, 2021 (collectively, the “Affected Periods”), should be restated to report all Class A ordinary shares subject to possible redemption as temporary equity and should no longer be relied upon. As such, the Company will restate its financial statements for the Affected Periods in an Amendment No. 1 to the Form 10-K for the Post IPO Balance Sheet and the Company’s audited financial statements included in the Form 10-K. The unaudited condensed financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 will be restated in an Amendment No. 1 to the Q3 Form 10-Q, to be filed with the SEC (the “Amended Q3 Form 10-Q/A”).

The Company does not expect any of the above changes will have any impact on its cash position and cash held in its trust account established in connection with the Initial Public Offering (the “Trust Account”).

After re-evaluation, the Company’s management has concluded that in light of the errors described above, a material weakness existed in the Company’s internal control over financial reporting during the Affected Periods and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in Item 4 of Part 1 to the Amended Q3 Form 10-Q/A.

The Audit Committee and the Company’s management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2021	BCLS ACQUISITION CORP.

	By:	/s/ Andrew Hack
	Name:	Andrew Hack
	Title:	Chief Financial Officer